SUPPLEMENT TO THE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

  OF EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS

I.                Evergreen Intermediate and Long Term Bond Funds Funds (the "Funds")

                Effective January 1, 2006, the first two paragraphs of the section of part one of the Funds' Statement of Additional Information entitled SERVICE PROVIDERS is revised as follows:

Transfer Agent

                Evergreen Service Company, LLC (ESC), P.O. Box 8400, Boston, Massachusetts 02266-8400, a subsidiary of Wachovia, is the Funds’ transfer agent. ESC issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts.

Each Fund pays ESC annual fees as follows:

Fund Type	Annual Fee Per Open Account*	Annual Fee Per Closed Account**
Monthly Dividend Funds	$26.75	$9.00
Quarterly Dividend Funds	$21.50	$9.00
Semiannual Dividend Funds	$21.50	$9.00
Annual Dividend Funds	$21.50	$9.00

                                *     For shareholder accounts only. The Funds pay ESC cost plus 15% for broker accounts.

**    Closed accounts are maintained on the system in order to facilitate historical tax information.

II.                Evergreen Core Bond Fund (the “Fund”)

            Effective January 1, 2006, the sub-section in part one of the Fund's Statement of Additional Information entitled “EXPENSES – Advisory Fees” is revised to reflect a change in the management fee structure as follows:

EIMC is entitled to receive from Core Bond Fund, an annual fee based on the Fund’s average daily net assets, as follows:

Average Daily Net Assets	Fee
First $5 billion	0.32%
Next $3 billion	0.30%
Over $8 billion	0.28%

October 17, 2005	574759 (10/05)